UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2012

AmpliTech Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54355	27-4566352
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

35 Carlough Rd. #3 Bohemia, NY 11716	11716
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 521-7831

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K (this “Report”) contains forward-looking statements. The forward-looking statements are contained principally in the sections entitled “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “seeks,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. These risks and uncertainties include, but are not limited to, the factors described in the section captioned “Risk Factors” below. Given these uncertainties, you should not place undue reliance on these forward-looking statements.  Such statements may include, but are not limited to, information related to: anticipated operating results; relationships with our merchants and subscribers; consumer demand; financial resources and condition; changes in revenues; changes in profitability; changes in accounting treatment; cost of sales; selling, general and administrative expenses; interest expense; the ability to produce the liquidity or enter into agreements to acquire the capital necessary to continue our operations and take advantage of opportunities; legal proceedings and claims.

Also, forward-looking statements represent our estimates and assumptions only as of the date of this Report. You should read this Report and the documents that we reference and file or furnish as exhibits to this Report completely and with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

USE OF CERTAIN DEFINED TERMS

Except as otherwise indicated by the context, references in this report to “we,” “us,” “our,” “our Company,” or “the Company” are to the combined business of AmpliTech Group, Inc. and its consolidated subsidiaries, AmpliTech, Inc..

In addition, unless the context otherwise requires and for the purposes of this report only

“Closing Date” refers August 13, 2012;

“Exchange Act” refers to the Securities Exchange Act of 1934, as amended;

“SEC” refers to the United States Securities and Exchange Commission;

“Securities Act” refers to the Securities Act of 1933, as amended;

INTRODUCTION

On the Closing Date, we entered into a securities exchange pursuant to which we acquired AmpliTech, Inc., and we assumed certain obligations and rights under a number of convertible notes issued by AmpliTech, Inc. Prior to such securities exchange and on July 20, 2012, we completed a private offering of our securities for an aggregate purchase price of approximately $2,100.  The following summarizes the foregoing transactions:

•
Acquisition of AmpliTech, Inc.  We acquired all of the interests of AmpliTech, Inc. in exchange for the issuance of 16,675,000 shares of our common stock which shares constituted approximately 94% of our outstanding shares of common stock on a fully diluted basis as of and immediately after the consummation of such securities exchange (the “Securities Exchange”). As a result of the Securities Exchange, Amplitech, Inc. became our wholly owned subsidiary and the former principal stockholders of AmpliTech, Inc. Fawad Maqbool became our principal stockholders. The Securities Exchange was treated as a recapitalization effected through a securities exchange, with AmpliTech, Inc. as the accounting acquirer and the Company the accounting acquiree.

•
Assignment and Assumption of Convertible Notes. On the Closing Date, we assumed certain obligations and rights under a number of convertible notes for an aggregate principal amount of $212,500 that were issued by our wholly owned subsidiary AmpliTech, Inc. (the “Assignment and Assumption of Convertible Notes”).  The note holders cancelled the original convertible notes and issued new convertible notes to the original note holders.

•
Private Offering. On July 20, 2012, we completed a private offering with a group of accredited investors and issued to the investors an aggregate of 8,400 shares of common stock for an aggregate purchase price of $2,100, or $0.25 per share.

As a result of the foregoing transactions, we are now a holding company operating through AmpliTech, Inc., a designer, engineer and assembler of micro-wave component based amplifiers that meet individual customer specifications.

From inception until we completed the Securities Exchange, the Company was operated as a vehicle to investigate and, if such investigation warrants, acquire a target company or business seeking the perceived advantages of being a publicly held corporation. During that time, we had minimal revenue and our operations were limited primarily to identifying candidates for a business combination. As such, we are deemed a “shell company” (as such term is defined in Rule 12b-2 under the Exchange Act).  In accordance with the requirements of Item 2.01(a)(f) of Form 8-K, this Report sets forth information that would be required if the Company was required to file a general form for registration of securities on Form 10 under the Exchange Act with respect to its common stock (which is the only class of the Company’s securities subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act upon consummation of the Securities Exchange).

Item 1.01	Entry into a Material Definitive Agreement.

Acquisition of AmpliTech, Inc..

On the Closing Date, we entered into a Securities Exchange Agreement (the “Exchange Agreement”) with (i) AmpliTech, Inc., (iii) the former stockholders of AmpliTech, Inc., and (iii) our former stockholders,  pursuant to which we acquired all of the interests of AmpliTech, Inc. in exchange for the issuance of 16,675,000 shares of our common stock which shares constituted approximately 94% of our outstanding shares of common stock on a fully diluted basis as of and immediately after the consummation of such Securities Exchange.  As a result of the Securities Exchange, AmpliTech, Inc. became our wholly owned subsidiary and the former principal stockholders of AmpliTech, Inc. Fawad Maqbool became our principal stockholders. The Securities Exchange was treated as a recapitalization effected through a securities exchange, with AmpliTech, Inc. as the accounting acquirer and the Company the accounting acquiree.

The foregoing description of the Securities Exchange and Exchange Agreement is qualified in its entirety by reference to the provisions of the Exchange Agreement filed as Exhibit 2.1 to the registration statement on Form S-1 (File No. 333-183291) filed on August 13, 2013, as subsequently amended, which is incorporated by reference herein.

Assignment and Assumption of Convertible Notes

On the Closing Date, we assumed certain obligations and rights under a number of convertible notes for an aggregate principal amount of $212,500 that were issued by our wholly owned subsidiary AmpliTech, Inc., pursuant to an assignment and assumption agreement among the noteholders, AmpliTech, Inc. and us (the “Assignment and Assumption Agreement”).  The note holders cancelled the original convertible notes and issued new convertible notes to the original note holders (the “Convertible Notes”). The Convertible Notes has a six-month term and compounds annually and accrues at 8% per annum from the issue date through the maturity date.  The holders are entitled to convert any portion of the outstanding and unpaid amount into our common stock at conversion price of $0.10 per share, subject to adjustments upon certain events, such as stock splits, combinations, dividends, distributions, reclassifications, mergers or other corporate changes.

The Convertible Notes issued were determined based on an arms-length negotiation. The issuance of the above shares to these holders was made in reliance on the exemption provided by Section 4(2) of the Securities Act. Our reliance was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there were only a limited number of offerees; (c) there were no subsequent or contemporaneous public offerings of the securities by us; (d) the securities were not broken down into smaller denominations; and (e) the negotiations for the sale of the stock took place directly between the offeree and us.

The foregoing description of the Assignment and Assumption Agreement and Convertible Notes is qualified in its entirety by reference to the provisions of the Assignment and Assumption Agreement and Convertible Notes filed as Exhibit 10.5 and Exhibit 4.1, respectively, to the registration statement on Form S-1 (File No. 333-183291) filed on August 13, 2013, as subsequently amended, which is incorporated by reference herein.

Private Offering

Prior to the Securities Exchange, we completed a private placement transaction with a group of accredited investors and issued to the investors an aggregate of 8,400 shares of common stock for an aggregate purchase price of $2,100, or $0.25 per share, pursuant to subscription agreements dated as of July 20, 2012.

The foregoing description of Subscription Agreement is qualified in their entirety by reference to the provisions of the Subscription Agreement, filed as Exhibits 10.6 to this Report, which are incorporated by reference herein.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosure in Item 1.01 of this Report regarding the Securities Exchange and Assignment and Assumption of Convertible Notes is incorporated herein by reference in its entirety.

FORM 10 DISCLOSURE

As disclosed elsewhere in this Report, we acquired AmpliTech, Inc. on the Closing Date pursuant to the Securities Exchange, which was accounted for as a recapitalization effected by a securities exchange.  Item 2.01(f) of Form 8-K provides that if the Company was a shell company, other than a business combination related shell company (as those terms are defined in Rule 12b-2 under the Exchange Act) immediately before the Securities Exchange, then the Company must disclose the information that would be required if the Company were filing a general form for registration of securities on Form 10 under the Exchange Act reflecting all classes of the Company’s securities subject to the reporting requirements of Section 13 of the Exchange Act upon consummation of the Securities Exchange.

The Company was deemed to be a shell company immediately before the Securities Exchange. The disclosures in the registration statement on Form S-1 (File No. 333-183291) filed on August 13, 2013, as subsequently amended, are incorporated herein by reference in its entirety. We are providing the information that we would be required to disclose on Form 10 under the Exchange Act if we were to file such form.  Please note that the information provided below relates to the combined Company after the acquisition of AmpliTech, Inc., except that information relating to periods prior to the date of the Securities Exchange, unless otherwise specifically indicated.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 above and under Item 15 in the registration statement on Form S-1 (File No. 333-183291) filed on August 13, 2013, as subsequently amended, is incorporated herein by reference in response to this Item 3.02.

Item 5.01	Changes in Control of Registrant.

Reference is made to the disclosure set forth under Item 2.01 of this report, which disclosure is incorporated herein by reference.

As a result of the Securities Exchange, Fawad Maqbool owns an aggregate of 12,015,280 shares, or 67.22% of our total outstanding shares of common stock and the total voting power of all of our outstanding voting securities.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On the Closing Date, Scott R. Chichester resigned as member of our Board of Directors and as officers of the Company, effective upon the closing of the Securities Exchange.  The resignation of Scott R. Chichester was not in connection with any known disagreement with us on any matter.

On the Closing Date, Fawad Maqbool was appointed as the Chairman of the Board of Directors to fill the vacancies on our Board of Directors created by the resignation of Chichester, effective upon the closing of the Securities Exchange. Subsequently, our Board of Directors appointed Mr. Maqbool as our President, Chief Executive Officer, and Secretary, Louisa Sanfratello as our Chief Financial Officer, all effective upon the closing of the Securities Exchange.

On August 22, 2012, Mr. Maqbool resigned as the Company’s Secretary and on the same day Ms. Sanfratello was appointed by our Board of Directors as the Company’s Secretary effective immediately.

For certain biographical and other information regarding Mr. Maqbool and Ms. Sanfratello, see the disclosure under “Form 10 Disclosures” of this Report, which disclosure is incorporated herein by reference.

Item 5.06	Change in Shell Company Status.

To the extent we are deemed to be a shell company prior to the closing of the Securities Exchange, reference is made to the disclosure set forth under Items 2.01 and 5.01 of this Report, which disclosure is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The Consolidated Financial Statements for the year ended September 30, 2011 and 2012 for AmpliTech Group, Inc. contained in registration statement on Form S-1 (File No. 333-183291) filed on August 13, 2013, as subsequently amended, are incorporated herein by reference in response to this item.

(b)	Pro Forma Financial Information.

The unaudited pro forma combined financial information of AmpliTech Group, Inc. contained in Note 6 to the financial statements in the Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 filed on August 20, 2012,  are incorporated herein by reference in response to this item.

(c)	Shell Company Transactions.

Reference is made to Items 9.01(a) and 9.01(b) and the exhibits referred to therein which are incorporated herein by reference.

(d)	Exhibits.

Certain of the agreements filed as exhibits to this Report contain representations and warranties by the parties to the agreements that have been made solely for the benefit of the parties to the agreement. These representations and warranties:

•	may have been qualified by disclosures that were made to the other parties in connection with the negotiation of the agreements, which disclosures are not necessarily reflected in the agreements;
•	may apply standards of materiality that differ from those of a reasonable investor; and
•	were made only as of specified dates contained in the agreements and are subject to subsequent developments and changed circumstances.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date that these representations and warranties were made or at any other time. Investors should not rely on them as statements of fact.

Exhibit No.	Description

2.1
Share Exchange Agreement, dated August 13, 2012, by and among AmpliTech Group, Inc., AmpliTech, Inc., and AmpliTech Shareholders, incorporated by reference to Exhibit 2.1 to the Company’s Registration Statement on Form S-1, as subsequently amended, filed on August 13, 2012.

3.1	Articles of Incorporation, incorporated herein by reference to Exhibit 3.1 to the Company’s Registration Statement on Form 10 filed on April 19, 2011, as subsequently amended.
3.2
Certificate of Amendment to Articles of Incorporation dated July 31, 2012, incorporated by reference to Exhibit 3.2 to the Company’s Registration Statement on Form S-1, as subsequently amended, filed on August 13, 2012.

3.4	By-laws, incorporated herein by reference to Exhibit 3.2 the Company’s Registration Statement on Form 10 filed on April 19, 2011, as subsequently amended.
4.1	Form of Convertible Note dated August 13, 2012, incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-1, as subsequently amended, filed on August 13, 2012.
10.1	Master Factoring Agreement dated August 16, 2011, incorporated by reference to Exhibit 10.1 to the Company’s Registration Statement on Form S-1, as subsequently amended, filed on August 13, 2012.
10.2
First Addendum to Master Factoring Agreement dated August 16, 2011, incorporated by reference to Exhibit 10.2 to the Company’s Registration Statement on Form S-1, as subsequently amended, filed on August 13, 2012.

10.3
Second Addendum to Master Factoring Agreement dated August 16, 2011, incorporated by reference to Exhibit 10.3 to the Company’s Registration Statement on Form S-1, as subsequently amended, filed on August 13, 2012.

10.4
Third Addendum to Master Factoring Agreement dated December 6, 2011, incorporated by reference to Exhibit 10.4 to the Company’s Registration Statement on Form S-1, as subsequently amended, filed on August 13, 2012.

10.5
Form of Assignment and Assumption Agreement dated August 13, 2012, incorporated by reference to Exhibit 10.5 to the Company’s Registration Statement on Form S-1, as subsequently amended, filed on August 13, 2012.

10.6	Form of Subscription Agreement dated July 20, 2012.
21.1
List of Subsidiaries, incorporated by reference to Exhibit 21.1 to the Company’s Registration Statement on Form S-1 filed on August 13, 2012, incorporated by reference to Exhibit 10.5 to the Company’s Registration Statement on Form S-1, as subsequently amended, filed on August 13, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmpliTech Group, Inc.

Dated: January 17, 2013	By:	/s/ Fawad Maqbool
Fawad Maqbool
President and Chief Executive Officer